Exhibit 10.14

Coventry Health Care, Inc. (the “Coventry”)

Summary of Named Executive Officer Compensation

Base Salary

The following table sets forth the current base salaries provided to Coventry’s Chief Executive Officer and four most highly compensated executive officers:

Executive Officer	Current Salary
Dale B. Wolf, Chief Executive Officer	$ 850,000
Thomas P. McDonough, President	$ 850,000
Harvey C. DeMovick, Jr.	$ 600,000
Francis S. Soistman, Jr.	$ 525,000
Shawn M. Guertin	$ 475,000

Executive Management Incentive Plan

2005 Criteria and Bonuses

Coventry’s Chief Executive Officer and four most highly compensated officers are also eligible to receive a bonus each year under Coventry’s Executive Management Incentive Plan (the 2005 Executive Management Incentive Plan (the “2005 EMIP”) was previously filed as Exhibit 10.2 to Coventry’s Form 8-K filed November 23, 2004. For fiscal year 2005, bonuses under the 2005 EMIP were based on the attainment of budgeted EPS (earnings per share). The bonuses paid to Coventry’s Chief Executive Officer and four most highly compensated executive officers for performance in fiscal year 2005 is set forth below:

Executive Officer	Bonus for 2005
Dale B. Wolf, Chief Executive Officer	$ 1,700,000
Thomas P. McDonough, President	$ 925,000 (1)
Harvey C. DeMovick, Jr.	$ 600,000
Francis S. Soistman, Jr.	$ 600,000
Shawn M. Guertin	$ 450,000

2006 Criteria

Pursuant to Coventry’s 2006 Executive Management Incentive Plan (the “2006 EMIP”), which was previously filed as Exhibit 10.1 to Coventry’s Current Report on Form 8-K, filed on January 12, 2006, the Compensation Committee of Coventry’s Board of Directors approved the bonus criteria for fiscal year 2006 under the 2006 EMIP. For fiscal year 2006, bonuses under the 2006 EMIP will be predicated on budgeted earnings per share targets.

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 (1)Plus $500,000 deferred under the 2004 Mid-Term Executive Retention Program.

2004 Mid-Term Executive Retention Program

In addition to their base salaries and bonuses, Coventry’s Chief Executive Officer and four most highly compensated executive officers are also eligible to receive an annual cash award and stock equivalent allocation to an account under the 2004 Mid-Term Executive Retention Program, effective July 1, 2004, a copy of which is filed as Exhibit 10.26 to Coventry’s Annual Report on Form 10-K for the fiscal year ended December 31, 2004. The amount of the cash award is a percentage of base salary and bonus earned for the prior year and ranged from 0% to 55%, based on performance and job title. The amount of the stock equivalent allocation is determined by dividing 35% of each participant’s cash award by the average closing market price of Coventry’s common stock on the New York Stock Exchange at the time of the award and is subject to Coventry’s attainment of performance goals. Each account will fully vest on July 1, 2006 and will be paid out in cash, subject to the attainment of pre-established performance criteria for each performance period. In the event the performance criteria is not met in any period, the award for that period is forfeited. For the twelve month period ended July 1, 2005, the performance criteria was based on the attainment of budgeted EPS. The performance criteria for the program year was met, and the participants were credited the following amounts in accounts under the 2004 Mid-Term Executive Retention Program:

Executive Officer	2005 Allocation	2005 Stock Equivalent Allocation
Dale B. Wolf, Chief Executive Officer	$ 1,155,000	$ 404,250
Thomas P. McDonough, President	$ 945,000	$ 330,750
Harvey C. DeMovick, Jr.	$ 440,000	$ 154,000
Francis S. Soistman, Jr.	$ 380,000	$ 133,000
Shawn M. Guertin	$ 272,000	$ 95,200

Other Benefit Plans and Arrangements

In addition to their base salaries and bonuses, Coventry’s Chief Executive Officer and four most highly compensated executive officers are also eligible to:

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Participate in Coventry’s long-term incentive plan under its 2004 Incentive Plan, a copy of which is filed as Exhibit 10.17 to Coventry’s Annual Report on Form 10-K for the fiscal year ended December 31, 2004, filed on March 16, 2005, which can be in the form of stock options, stock appreciation rights, restricted stock, performance awards, other stock-based awards or cash; and

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Participate in Coventry’s Supplemental Executive Retirement Plan, as amended, a copy of which is filed as Exhibit 10.31 to Coventry’s Annual Report on Form 10-K for the fiscal year ended December 31, 2004, filed on March 16, 2005, and Exhibit 10 to Coventry’s Form 10-Q for the quarter ended June 30, 2005, filed on August 9, 2005.